UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 18, 2019

(Date of earliest event reported)

COHBAR, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-55334	26-1299952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1455 Adams Drive, Suite 2050

Menlo Park, CA 94025

(Address of principal executive offices and zip code)

(650) 446-7888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CWBR	Nasdaq Capital Market

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COHBAR, INC.

FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of CohBar, Inc. (the “Company”), held on June 18, 2019 (the “Annual Meeting”), the Company’s stockholders approved the CohBar, Inc. Employee Stock Purchase Plan (the “ESPP”).

For a description of the terms and conditions of the ESPP, see “Summary of the CohBar, Inc. Employee Stock Purchase Plan” under “Proposal 3. Approval of the Company’s Employee Stock Purchase Plan,” in the Proxy Statement, dated and filed April 24, 2019, for the Annual Meeting, which description is incorporated herein by reference. Such description of the ESPP is qualified in its entirety by reference to the text of the ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders: (i) elected Albion Fitzgerald, Jon Stern, Nir Barzilai, Pinchas Cohen, John Amatruda, Philippe Calais, Phyllis Gardner and David Greenwood to the Company’s Board of Directors, each to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) ratified the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and (iii) approved the ESPP. Each of the foregoing proposals received a sufficient number of votes to be approved at the Annual Meeting.

The following is a summary of the voting results for each matter submitted to the stockholders:

Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Albion Fitzgerald	19,971,421	55,000	6,523,317
Jon Stern	19,760,733	265,688	6,523,317
Nir Barziali	19,195,721	830,700	6,523,317
Pinchas Cohen	19,195,721	830,700	6,523,317
John Amatruda	19,436,556	589,865	6,523,317
Philippe Calais	19,760,933	265,488	6,523,317
Phyllis Gardner	19,989,690	36,731	6,523,317
David Greenwood	19,989,690	36,731	6,523,317

Proposal 2. Ratification of the Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,491,267	15,380	45,091	-

Proposal 3. Approval of the Company’s Employee Stock Purchase Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,846,938	83,805	95,678	6,523,317

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith and this list is intended to constitute the exhibit index:

10.1	CohBar, Inc. Employee Stock Purchase Plan.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHBAR, INC.
(Registrant)

June 21, 2019	By:	/s/ Jeffrey F. Biunno
(Date)		Jeffrey F. Biunno Chief Financial Officer

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